Exhibit 99.2
Quarterly Financial Supplement
Third Quarter 2026
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Laura Cockrill
Chesterfield, Missouri 63017 U.S.A.		EVP, Chief Financial Officer
Phone: (636) 736-7000
e-mail: lcockrill@rgare.com

Crystal Lu
Senior Vice President, Investor Relations
Phone: (636) 736-7000
e-mail: crystal.lu@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company	AA-	A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
3rd Quarter 2026

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current vs.	Year-to-Date
(USD millions, except in force and per share and shares data)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change

Net premiums	$5,352	$4,472	$4,595	$4,780	$4,280	$1,072	$14,419	$12,450	$1,969
Net income available to RGA’s shareholders	456	462	330	463	253	203	1,248	719	529
Adjusted operating income	558	586	462	515	310	248	1,606	1,003	603
Adjusted operating income excluding notable items (1)	558	586	462	515	424	134	1,606	1,117	489
Return on equity	13.1%	11.5%	9.7%	9.7%	7.4%	5.7%
Adjusted operating return on equity (excluding AOCI)	19.2%	17.4%	15.2%	14.7%	13.2%	6.0%
Adjusted operating return on equity (excluding AOCI and notable items (1))	19.1%	18.4%	16.2%	15.7%	14.2%	4.9%
Adjusted operating return on equity (excluding AOCI, B36, and notable items (1))	19.1%	18.3%	16.1%	15.6%	14.1%	5.0%
Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$6.98	$7.07	$5.04	$7.07	$3.85	$3.13	$19.09	$10.89	$8.20
Adjusted operating income	$8.57	$8.96	$7.05	$7.85	$4.71	$3.86	$24.57	$15.21	$9.36
Adjusted operating income excluding notable items (1)	$8.57	$8.96	$7.05	$7.85	$6.43	$2.14	$24.57	$16.93	$7.64
Diluted earnings per share
Net income	$6.92	$7.01	$4.98	$6.97	$3.81	$3.11	$18.91	$10.78	$8.13
Adjusted operating income	$8.49	$8.89	$6.97	$7.75	$4.66	$3.83	$24.34	$15.04	$9.30
Adjusted operating income excluding notable items (1)	$8.49	$8.89	$6.97	$7.75	$6.37	$2.12	$24.34	$16.75	$7.59
Weighted average common shares outstanding
Basic	65,177	65,415	65,489	65,556	65,867	(690)	65,359	65,987	(628)
Diluted	65,774	65,916	66,226	66,428	66,508	(734)	65,973	66,694	(721)

Book value per share	$178.89	$209.73	$202.93	$205.63	$197.52	$(18.63)	$178.89	$197.52	$(18.63)
Book value per share, excluding AOCI	$179.51	$173.77	$167.60	$164.66	$158.67	$20.84	$179.51	$158.67	$20.84
Book value per share, excluding AOCI and B36	$178.59	$174.11	$167.92	$165.50	$159.83	$18.76	$178.59	$159.83	$18.76

Shareholders’ dividends paid	$64	$61	$61	$61	$61	$3	$186	$179	$7
Share buybacks	75	50	50	50	75	—	175	75	100
Total returned to shareholders	$139	$111	$111	$111	$136	$3	$361	$254	$107
Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	20,268	20,019	19,802	19,847	19,602	666	20,268	19,602	666
Common shares outstanding	65,043	65,292	65,509	65,464	65,709	(666)	65,043	65,709	(666)

Assumed life reinsurance in force (in billions)	$4,378.5	$4,341.6	$4,342.8	$4,334.6	$4,320.8	$57.7
Assumed new business production (in billions)	$109.2	$129.7	$150.6	$149.9	$341.0	$(231.8)	$389.5	$583.6	$(194.1)

(1) Excludes the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$5,352	$4,472	$4,595	$4,780	$4,280	$1,072	$14,419	$12,450	$1,969
Net investment income	1,934	1,864	1,701	1,691	1,475	459	5,499	4,115	1,384
Investment related gains (losses), net	(85)	(76)	(170)	(135)	13	(98)	(331)	(110)	(221)
Other revenue	349	377	368	299	436	(87)	1,094	608	486
Total revenues	7,550	6,637	6,494	6,635	6,204	1,346	20,681	17,063	3,618
Benefits and expenses:
Claims and other policy benefits	5,420	4,478	4,621	4,772	4,356	1,064	14,519	12,223	2,296
Future policy benefits remeasurement (gains) losses	(40)	6	(7)	(97)	85	(125)	(41)	97	(138)
Market risk benefits remeasurement (gains) losses	(26)	(26)	22	(3)	(1)	(25)	(30)	11	(41)
Interest credited	533	617	480	475	547	(14)	1,630	1,160	470
Policy acquisition costs and other insurance expenses	586	508	512	500	471	115	1,606	1,321	285
Other operating expenses	357	348	326	380	328	29	1,031	953	78
Interest expense	96	101	99	98	98	(2)	296	268	28
Total benefits and expenses	6,926	6,032	6,053	6,125	5,884	1,042	19,011	16,033	2,978
Income before income taxes	624	605	441	510	320	304	1,670	1,030	640
Provision for income taxes	167	141	110	45	65	102	418	306	112
Net income	457	464	331	465	255	202	1,252	724	528
Net income attributable to noncontrolling interest	1	2	1	2	2	(1)	4	5	(1)
Net income available to RGA’s shareholders	$456	$462	$330	$463	$253	$203	$1,248	$719	$529
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$624	$605	$441	$510	$320	$304	$1,670	$1,030	$640
Investment and derivative (gains) losses (1)	222	181	198	197	(1)	223	601	147	454
Market risk benefits remeasurement (gains) losses	(26)	(26)	22	(3)	(1)	(25)	(30)	11	(41)
Change in fair value of funds withheld embedded derivatives (1)	(104)	1	(44)	(27)	33	(137)	(147)	41	(188)
Funds withheld (gains) losses - investment income	(1)	10	(4)	(2)	19	(20)	5	17	(12)
Derivatives - interest credited	4	—	3	2	1	3	7	13	(6)
Investment (income) loss on unit-linked variable annuities	—	—	1	(1)	1	(1)	1	1	—
Interest credited on unit-linked variable annuities	—	—	(1)	1	(1)	1	(1)	(1)	—
Interest expense on uncertain tax positions	—	—	1	—	—	—	1	—	1
Other (2)	17	(10)	(6)	(1)	14	3	1	32	(31)
Adjusted operating income before income taxes	736	761	611	676	385	351	2,108	1,291	817
Less notable items (3)	—	—	—	—	(149)	149	—	(149)	149
Adjusted operating income before income taxes excluding notable items	$736	$761	$611	$676	$534	$202	$2,108	$1,440	$668

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$456	$462	$330	$463	$253	$203	$1,248	$719	$529
Investment and derivative (gains) losses (1)	172	141	157	155	(2)	174	470	115	355
Market risk benefits remeasurement (gains) losses	(21)	(20)	17	(3)	—	(21)	(24)	9	(33)
Change in fair value of funds withheld embedded derivatives (1)	(82)	1	(35)	(21)	26	(108)	(116)	32	(148)
Funds withheld (gains) losses - investment income	(1)	8	(3)	(1)	15	(16)	4	13	(9)
Derivatives - interest credited	4	—	2	2	1	3	6	10	(4)
Investment (income) loss on unit-linked variable annuities	—	—	1	(1)	1	(1)	1	1	—
Interest credited on unit-linked variable annuities	—	—	(1)	1	(1)	1	(1)	(1)	—
Interest expense on uncertain tax positions	—	—	1	—	—	—	1	—	1
Other (2)	14	(8)	(5)	(1)	11	3	1	25	(24)
Uncertain tax positions and other tax related items	15	—	(3)	(81)	4	11	12	75	(63)
Net income attributable to noncontrolling interest	1	2	1	2	2	(1)	4	5	(1)
Adjusted operating income	558	586	462	515	310	248	1,606	1,003	603
Less notable items (3)	—	—	—	—	(114)	114	—	(114)	114
Adjusted operating income excluding notable items	$558	$586	$462	$515	$424	$134	$1,606	$1,117	$489

Diluted earnings per share - adjusted operating income	$8.49	$8.89	$6.97	$7.75	$4.66	$3.83	$24.34	$15.04	$9.30
Diluted earnings per share - adjusted operating income excluding notable items	$8.49	$8.89	$6.97	$7.75	$6.37	$2.12	$24.34	$16.75	$7.59

Foreign currency effect on (4):
Net premiums	$(16)	$(2)	$103	$42	$29	$(45)	$85	$14	$71
Adjusted operating income before income taxes	$(13)	$(7)	$17	$8	$3	$(16)	$(3)	$4	$(7)

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.
(4) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2026	2026	2026	2025	2025
Assets
Fixed maturity securities available-for-sale, at fair value	$107,757	$109,270	$107,328	$101,769	$99,573
Equity securities	239	302	300	311	161
Mortgage loans	12,162	11,927	11,318	11,104	10,507
Policy loans	3,372	3,635	3,703	3,541	3,570
Funds withheld at interest	7,870	8,140	8,390	8,149	8,268
Limited partnerships and real estate joint ventures	4,427	4,109	4,093	3,747	3,648
Short-term investments	393	378	357	346	381
Other invested assets	1,547	1,585	1,525	1,514	1,496
Total investments	137,767	139,346	137,014	130,481	127,604
Cash and cash equivalents	4,648	5,288	4,993	4,168	4,625
Accrued investment income	1,494	1,389	1,361	1,296	1,275
Premiums receivable and other reinsurance balances	4,920	4,735	4,259	4,475	4,035
Reinsurance ceded receivables and other	10,165	6,700	6,743	7,175	5,758
Deferred policy acquisition costs and other	6,420	6,383	6,191	6,079	5,954
Other assets	4,106	3,274	3,503	2,916	2,752
Total assets	$169,520	$167,115	$164,064	$156,590	$152,003
Liabilities and equity
Future policy benefits	$71,288	$73,032	$72,308	$66,425	$66,389
Interest-sensitive contract liabilities	58,993	56,085	53,540	52,095	49,634
Market risk benefits, at fair value	204	232	249	234	238
Other policy claims and benefits	3,067	3,018	3,051	3,011	3,032
Other reinsurance balances	1,532	1,645	1,495	1,888	1,600
Income taxes	2,811	3,207	3,182	2,998	2,591
Funds withheld payable	10,168	6,394	6,494	6,805	5,277
Other liabilities	4,421	4,009	4,256	3,873	4,440
Long-term debt	5,310	5,709	6,105	5,710	5,734
Total liabilities	157,794	153,331	150,680	143,039	138,935
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,693	2,678	2,661	2,640	2,628
Retained earnings	11,161	10,774	10,375	10,151	9,757
Treasury stock	(2,179)	(2,107)	(2,057)	(2,013)	(1,960)
Accumulated other comprehensive income, net of income taxes (AOCI):
Accumulated currency translation adjustment	119	119	101	121	83
Unrealized (depreciation) appreciation of securities	(11,001)	(6,097)	(6,466)	(4,807)	(4,199)
Effect of updating discount rates on future policy benefits	10,839	8,328	8,680	7,372	6,682
Change instrument-specific credit risk for market risk benefits	3	—	4	2	1
Pension and postretirement benefits	—	(2)	(5)	(6)	(15)
Total RGA, Inc. shareholders’ equity	11,636	13,694	13,294	13,461	12,978
Noncontrolling interest	90	90	90	90	90
Total equity	11,726	13,784	13,384	13,551	13,068
Total liabilities and equity	$169,520	$167,115	$164,064	$156,590	$152,003
Total RGA, Inc. shareholders’ equity, excluding AOCI	$11,676	$11,346	$10,980	$10,779	$10,426

See appendix for reconciliation of total shareholders’ equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$1,930	$1,961	$1,932	$2,104	$1,883	$47	$5,823	$5,823	$—
Net investment income	303	302	288	299	282	21	893	835	58
Investment related gains (losses), net	4	32	(12)	5	14	(10)	24	20	4
Other revenue	11	26	7	17	11	—	44	23	21
Total revenues	2,248	2,321	2,215	2,425	2,190	58	6,784	6,701	83

Benefits and expenses:
Adjusted claims and other policy benefits	1,745	1,818	1,777	1,945	1,769	(24)	5,340	5,464	(124)
Future policy benefits remeasurement (gains) losses	9	(21)	(6)	(69)	(46)	55	(18)	3	(21)
Adjusted interest credited	39	74	22	48	61	(22)	135	127	8
Policy acquisition costs and other insurance expenses	215	223	223	209	209	6	661	651	10
Other operating expenses	64	62	61	70	61	3	187	176	11
Total benefits and expenses	2,072	2,156	2,077	2,203	2,054	18	6,305	6,421	(116)

Adjusted operating income before income taxes	176	165	138	222	136	40	479	280	199
Less notable items (1)	13	—	—	—	39	(26)	13	39	(26)
Adjusted operating income excluding notable items, before income taxes	$163	$165	$138	$222	$97	$66	$466	$241	$225

Loss and expense ratios:
Loss ratio (2)	90.9%	91.6%	91.7%	89.2%	91.5%	(0.6)%	91.4%	93.9%	(2.5)%
Policy acquisition costs and other insurance expenses	11.1%	11.4%	11.5%	9.9%	11.1%	—%	11.4%	11.2%	0.2%
Other operating expenses	3.3%	3.2%	3.2%	3.3%	3.2%	0.1%	3.2%	3.0%	0.2%

Foreign currency effect on (3):
Net premiums	$2	$3	$5	$3	$1	$1	$10	$(10)	$20
Adjusted operating income (loss) before income taxes	$—	$—	$1	$—	$—	$—	$1	$(1)	$2

Assumed Life Reinsurance In Force (in billions)	$1,938.3	$1,929.8	$1,900.2	$1,893.4	$1,860.7	$77.6
Assumed New Business Production (in billions)	$45.8	$61.7	$47.8	$75.3	$52.8	$(7.0)	$155.3	$135.1	$20.2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$1,007	$210	$320	$443	$227	$780	$1,537	$331	$1,206
Net investment income	599	586	564	561	476	123	1,749	1,184	565
Investment related gains (losses), net	10	51	(16)	12	16	(6)	45	16	29
Other revenue	287	280	279	204	351	(64)	846	454	392
Total revenues	1,903	1,127	1,147	1,220	1,070	833	4,177	1,985	2,192

Benefits and expenses:
Adjusted claims and other policy benefits	1,298	498	597	709	511	787	2,393	787	1,606
Future policy benefits remeasurement (gains) losses	1	(7)	14	4	2	(1)	8	(1)	9
Adjusted interest credited	269	339	264	241	324	(55)	872	577	295
Policy acquisition costs and other insurance expenses	192	121	131	133	111	81	444	288	156
Other operating expenses	24	22	23	30	22	2	69	70	(1)
Total benefits and expenses	1,784	973	1,029	1,117	970	814	3,786	1,721	2,065

Adjusted operating income before income taxes	119	154	118	103	100	19	391	264	127
Less notable items (1)	(8)	—	—	—	—	(8)	(8)	—	(8)
Adjusted operating income before income taxes excluding notable items	$127	$154	$118	$103	$100	$27	$399	$264	$135

Assumed Life Reinsurance In Force (in billions)	$197.0	$199.7	$203.0	$204.7	$207.7	$(10.7)
Assumed New Business Production (in billions)	$—	$—	$0.9	$—	$204.1	$(204.1)	$0.9	$204.1	$(203.2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

(USD millions, shown net of reinsurance ceded)	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2026	2026	2026	2025	2025
Policyholder account balances

Fixed annuities (deferred)	$12,189	$11,598	$11,213	$10,868	$10,569
Equity-indexed annuities	$1,376	$1,443	$1,514	$1,587	$1,668
Bank-owned life insurance (BOLI) and universal life	$9,081	$10,878	$11,002	$11,118	$11,130
Other policyholder account balances	$—	$—	$34	$36	$45

Variable annuities account balances
No riders	$623	$633	$594	$614	$598
GMDB only	855	863	834	834	781
GMIB only	14	15	17	18	17
GMAB only	1	1	1	1	1
GMWB only	767	804	751	802	802
GMDB / WB	137	145	138	147	149
Other	10	11	12	14	13
Total variable annuities account balances	$2,407	$2,472	$2,347	$2,430	$2,361

Variable universal life account value	$13,019	$13,923	$13,789	$14,262	$14,132

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$4,841	$4,068	$3,473	$3,406	$2,781

Future policy benefits (at original discount rate) associated with:
Payout annuities	$6,103	$7,411	$7,478	$7,051	$8,266
Life insurance	$686	$811	$826	$672	$684
Other future policy benefits	$—	$—	$50	$54	$62

Liability for market risk benefits:

Equity-indexed annuities	$168	$183	$182	$180	$181
Variable annuities (liability)	$36	$49	$67	$54	$57
Variable annuities (asset)	$20	$19	$15	$19	$19

Net interest spread (1)	1.3%	1.2%	1.0%	1.8%	1.2%
(1) Net interest spread for Asset-Intensive is calculated as net investment income less Adjusted interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$346	$348	$339	$347	$326	$20	$1,033	$984	$49
Net investment income	64	65	62	69	69	(5)	191	200	(9)
Investment related gains, net	—	2	1	1	2	(2)	3	3	—
Other revenue	—	—	1	—	1	(1)	1	1	—
Total revenues	410	415	403	417	398	12	1,228	1,188	40

Benefits and expenses:
Adjusted claims and other policy benefits	320	328	316	306	307	13	964	920	44
Future policy benefits remeasurement (gains) losses	(23)	(2)	(1)	(2)	(8)	(15)	(26)	(3)	(23)
Adjusted interest credited	—	—	—	—	1	(1)	—	1	(1)
Policy acquisition costs and other insurance expenses	38	39	36	44	43	(5)	113	127	(14)
Other operating expenses	12	12	14	15	12	—	38	40	(2)
Total benefits and expenses	347	377	365	363	355	(8)	1,089	1,085	4

Adjusted operating income before income taxes	63	38	38	54	43	20	139	103	36
Less notable items (1)	22	—	—	—	9	13	22	9	13
Adjusted operating income excluding notable items, before income taxes	$41	$38	$38	$54	$34	$7	$117	$94	$23

Loss and expense ratios:
Loss ratio (2)	85.8%	93.7%	92.9%	87.6%	91.7%	(5.9)%	90.8%	93.2%	(2.4)%
Policy acquisition costs and other insurance expenses	11.0%	11.2%	10.6%	12.7%	13.2%	(2.2)%	10.9%	12.9%	(2.0)%
Other operating expenses	3.5%	3.4%	4.1%	4.3%	3.7%	(0.2)%	3.7%	4.1%	(0.4)%

Foreign currency effect on (3):
Net premiums	$(6)	$—	$15	$1	$(3)	$(3)	$9	$(27)	$36
Adjusted operating income before income taxes	$(1)	$—	$2	$—	$—	$(1)	$1	$(3)	$4

Assumed Life Reinsurance In Force (in billions)	$523.8	$518.9	$522.6	$521.5	$507.9	$15.9
Assumed New Business Production (in billions)	$13.4	$13.9	$13.1	$12.8	$13.5	$(0.1)	$40.4	$39.8	$0.6

Creditor reinsurance net premiums	$16	$16	$16	$15	$16	$—	$48	$53	$(5)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$46	$44	$45	$45	$46	$—	$135	$143	$(8)
Net investment income	68	71	62	61	58	10	201	167	34
Investment related gains, net	—	(2)	(1)	2	(1)	1	(3)	(1)	(2)
Other revenue	2	4	3	1	3	(1)	9	12	(3)
Total revenues	116	117	109	109	106	10	342	321	21

Benefits and expenses:
Adjusted claims and other policy benefits	92	91	93	92	92	—	276	276	—
Future policy benefits remeasurement (gains) losses	(1)	1	(1)	3	—	(1)	(1)	—	(1)
Policy acquisition costs and other insurance expenses	6	5	6	4	5	1	17	14	3
Other operating expenses	2	2	1	—	2	—	5	4	1
Total benefits and expenses	99	99	99	99	99	—	297	294	3

Adjusted operating income before income taxes	17	18	10	10	7	10	45	27	18
Less notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$17	$18	$10	$10	$7	$10	$45	$27	$18

Foreign currency effect on (2):
Net premiums	$(1)	$—	$2	$1	$(1)	$—	$1	$(5)	$6
Adjusted operating income before income taxes	$—	$—	$—	$—	$—	$—	$—	$(1)	$1

Assumed Life Reinsurance In Force (in billions)	$6.0	$6.0	$6.1	$6.2	$6.2	$(0.2)
Assumed New Business Production (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$556	$568	$605	$583	$562	$(6)	$1,729	$1,675	$54
Net investment income	36	35	35	37	30	6	106	92	14
Investment related losses, net	—	(1)	—	—	—	—	(1)	—	(1)
Other revenue	6	—	6	—	5	1	12	10	2
Total revenues	598	602	646	620	597	1	1,846	1,777	69

Benefits and expenses:
Adjusted claims and other policy benefits	517	509	543	542	516	1	1,569	1,532	37
Future policy benefits remeasurement (gains) losses	8	(1)	(10)	(10)	216	(208)	(3)	214	(217)
Policy acquisition costs and other insurance expenses	24	28	35	37	30	(6)	87	74	13
Other operating expenses	28	27	24	33	27	1	79	81	(2)
Total benefits and expenses	577	563	592	602	789	(212)	1,732	1,901	(169)

Adjusted operating income (loss) before income taxes	21	39	54	18	(192)	213	114	(124)	238
Less notable items (1)	(31)	—	—	—	(222)	191	(31)	(222)	191
Adjusted operating income (loss) excluding notable items, before income taxes	$52	$39	$54	$18	$30	$22	$145	$98	$47

Loss and expense ratios:
Loss ratio (2)	94.4%	89.4%	88.1%	91.3%	130.2%	(35.8)%	90.6%	104.2%	(13.6)%
Policy acquisition costs and other insurance expenses	4.3%	4.9%	5.8%	6.3%	5.3%	(1.0)%	5.0%	4.4%	0.6%
Other operating expenses	5.0%	4.8%	4.0%	5.7%	4.8%	0.2%	4.6%	4.8%	(0.2)%

Foreign currency effect on (3):
Net premiums	$3	$10	$43	$26	$18	$(15)	$56	$39	$17
Adjusted operating income (loss) before income taxes	$(4)	$—	$5	$1	$(7)	$3	$1	$(5)	$6

Critical illness net premiums	$31	$30	$39	$38	$33	$(2)	$100	$101	$(1)

Assumed Life Reinsurance In Force (in billions)	$1,060.3	$1,069.3	$1,074.4	$1,113.1	$1,125.7	$(65.4)
Assumed New Business Production (in billions)	$22.6	$44.6	$35.6	$38.6	$35.7	$(13.1)	$102.8	$133.2	$(30.4)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$367	$346	$344	$263	$260	$107	$1,057	$696	$361
Net investment income	152	146	137	135	106	46	435	300	135
Investment related gains (losses), net	1	2	(1)	(1)	—	1	2	3	(1)
Other revenue	11	15	15	14	21	(10)	41	37	4
Total revenues	531	509	495	411	387	144	1,535	1,036	499

Benefits and expenses:
Adjusted claims and other policy benefits	357	341	347	249	253	104	1,045	644	401
Future policy benefits remeasurement (gains) losses	(9)	1	(11)	6	(37)	28	(19)	(43)	24
Adjusted interest credited	5	6	8	6	7	(2)	19	20	(1)
Policy acquisition costs and other insurance expenses	4	4	3	3	3	1	11	6	5
Other operating expenses	23	24	20	24	21	2	67	63	4
Total benefits and expenses	380	376	367	288	247	133	1,123	690	433

Adjusted operating income before income taxes	151	133	128	123	140	11	412	346	66
Less notable items (1)	—	—	—	—	24	(24)	—	24	(24)
Adjusted operating income excluding notable items, before income taxes	$151	$133	$128	$123	$116	$35	$412	$322	$90

Foreign currency effect on (2):
Net premiums	$(2)	$2	$24	$12	$10	$(12)	$24	$22	$2
Adjusted operating income before income taxes	$1	$—	$8	$6	$5	$(4)	$9	$10	$(1)

Assumed Life Reinsurance In Force (in billions)	$15.8	$16.4	$16.9	$17.8	$18.8	$(3)
Assumed New Business Production (in billions)	$—	$—	$—	$—	$18.8	$(18.8)	$—	$18.8	$(18.8)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$863	$850	$860	$862	$880	$(17)	$2,573	$2,473	$100
Net investment income	89	85	82	76	73	16	256	216	40
Investment related gains (losses), net	—	3	—	1	—	—	3	—	3
Other revenue	1	(1)	8	7	3	(2)	8	6	2
Total revenues	953	937	950	946	956	(3)	2,840	2,695	145

Benefits and expenses:
Adjusted claims and other policy benefits	761	722	726	750	761	—	2,209	2,133	76
Future policy benefits remeasurement (gains) losses	(28)	(5)	9	(26)	(41)	13	(24)	(67)	43
Policy acquisition costs and other insurance expenses	39	37	35	39	43	(4)	111	117	(6)
Other operating expenses	62	54	55	66	55	7	171	164	7
Total benefits and expenses	834	808	825	829	818	16	2,467	2,347	120

Adjusted operating income before income taxes	119	129	125	117	138	(19)	373	348	25
Less notable items (1)	8	—	—	—	1	7	8	1	7
Adjusted operating income excluding notable items, before income taxes	$111	$129	$125	$117	$137	$(26)	$365	$347	$18

Loss and expense ratios:
Loss ratio (2)	84.9%	84.4%	85.5%	84.0%	81.8%	3.1%	84.9%	83.5%	1.4%
Policy acquisition costs and other insurance expenses	4.5%	4.4%	4.1%	4.5%	4.9%	(0.4)%	4.3%	4.7%	(0.4)%
Other operating expenses	7.2%	6.4%	6.4%	7.7%	6.3%	0.9%	6.6%	6.6%	—%

Foreign currency effect on (3):
Net premiums	$(3)	$(4)	$18	$1	$3	$(6)	$11	$(11)	$22
Adjusted operating income before income taxes	$(6)	$(2)	$1	$1	$6	$(12)	$(7)	$6	$(13)

Critical illness net premiums	$433	$431	$436	$435	$414	$19	$1,300	$1,236	$64

Assumed Life Reinsurance In Force (in billions)	$595.4	$562.6	$581.7	$552.5	$546.1	$49.3
Assumed New Business Production (in billions)	$26.2	$8.1	$40.0	$21.5	$12.7	$13.5	$74.3	$41.5	$32.8

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Revenues:
Net premiums	$237	$145	$150	$133	$96	$141	$532	$325	$207
Net investment income	426	402	319	288	250	176	1,147	693	454
Investment related gains, net	17	17	12	12	13	4	46	30	16
Other revenue	—	11	14	12	6	(6)	25	12	13
Total revenues	680	575	495	445	365	315	1,750	1,060	690

Benefits and expenses:
Adjusted claims and other policy benefits	318	174	222	175	135	183	714	438	276
Future policy benefits remeasurement (gains) losses	3	40	(1)	(3)	(1)	4	42	(6)	48
Adjusted interest credited	170	154	140	130	107	63	464	284	180
Policy acquisition costs and other insurance expenses	85	73	58	44	42	43	216	105	111
Other operating expenses	12	14	11	12	11	1	37	32	5
Total benefits and expenses	588	455	430	358	294	294	1,473	853	620

Adjusted operating income before income taxes	92	120	65	87	71	21	277	207	70
Less notable items (1)	(4)	—	—	—	—	(4)	(4)	—	(4)
Adjusted operating income excluding notable items, before income taxes	$96	$120	$65	$87	$71	$25	$281	$207	$74

Foreign currency effect on (2):
Net premiums	$(9)	$(13)	$(4)	$(2)	$1	$(10)	$(26)	$6	$(32)
Adjusted operating income before income taxes	$(3)	$(7)	$(1)	$—	$—	$(3)	$(11)	$1	$(12)

Assumed Life Reinsurance In Force (in billions)	$41.9	$38.9	$37.9	$25.4	$24.9	$17.0
Assumed New Business Production (in billions)	$1.2	$1.4	$13.2	$1.7	$3.4	$(2.2)	$15.8	$11.1	$4.7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Revenues:
Net investment income	$196	$182	$149	$162	$151	$45	$527	$446	$81
Investment related gains, net	1	2	1	3	1	—	4	7	(3)
Other revenue	33	38	29	29	29	4	100	52	48
Total revenues	230	222	179	194	181	49	631	505	126

Benefits and expenses:
Adjusted interest credited	46	44	44	47	47	(1)	134	139	(5)
Policy acquisition costs and other insurance income	(17)	(22)	(15)	(13)	(15)	(2)	(54)	(53)	(1)
Other operating expenses	127	134	117	120	109	18	378	311	67
Interest expense	96	101	98	98	98	(2)	295	268	27
Total benefits and expenses	252	257	244	252	239	13	753	665	88

Adjusted operating loss before income taxes	(22)	(35)	(65)	(58)	(58)	36	(122)	(160)	38
Less notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(22)	$(35)	$(65)	$(58)	$(58)	$36	$(122)	$(160)	$38

Foreign currency effect on (2):
Adjusted operating loss before income taxes	$—	$2	$1	$—	$(1)	$1	$3	$(3)	$6

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
U.S. and Latin America:
Traditional	$176	$165	$138	$222	$136	$40	$479	$280	$199
Financial Solutions	119	154	118	103	100	19	391	264	127
Total U.S. and Latin America	295	319	256	325	236	59	870	544	326
Canada:
Traditional	63	38	38	54	43	20	139	103	36
Financial Solutions	17	18	10	10	7	10	45	27	18
Total Canada	80	56	48	64	50	30	184	130	54
Europe, Middle East and Africa:
Traditional	21	39	54	18	(192)	213	114	(124)	238
Financial Solutions	151	133	128	123	140	11	412	346	66
Total Europe, Middle East and Africa	172	172	182	141	(52)	224	526	222	304
Asia Pacific:
Traditional	119	129	125	117	138	(19)	373	348	25
Financial Solutions	92	120	65	87	71	21	277	207	70
Total Asia Pacific	211	249	190	204	209	2	650	555	95
Corporate and Other	(22)	(35)	(65)	(58)	(58)	36	(122)	(160)	38
Consolidated adjusted operating income before income taxes	736	761	611	676	385	351	2,108	1,291	817
Less notable items (1)	—	—	—	—	(149)	149	—	(149)	149
Consolidated adjusted operating income excluding notable items before income taxes	$736	$761	$611	$676	$534	$202	$2,108	$1,440	$668

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2026	2026	2026	2025	2025
Fixed maturity securities, available-for-sale - public (1)	$93,896	$95,867	$94,438	$88,993	$88,064
Fixed maturity securities, available-for-sale - private (1)	13,861	13,403	12,890	12,776	11,509
Equity securities	239	302	300	311	161
Mortgage loans	12,162	11,927	11,318	11,104	10,507
Policy loans	3,372	3,635	3,703	3,541	3,570
Funds withheld at interest	7,870	8,140	8,390	8,149	8,268
Limited partnerships and real estate joint ventures	4,427	4,109	4,093	3,747	3,648
Short-term investments	393	378	357	346	381
Other invested assets	1,547	1,585	1,525	1,514	1,496
Cash and cash equivalents	4,648	5,288	4,993	4,168	4,625
Total cash and invested assets	$142,415	$144,634	$142,007	$134,649	$132,229

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government (“Canadian government”), Japanese government and agencies (“Japanese government”), Korean government and agencies (“Korean government”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supranational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Average invested assets at amortized cost (1)	$50,379	$50,179	$49,549	$49,080	$47,662	$2,717	$49,400	$45,091	$4,309
Net investment income (1)	$650	$656	$599	$630	$553	$97	$1,905	$1,650	$255
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	5.26%	5.33%	4.93%	5.23%	4.73%	53 bps	5.17%	4.91%	26 bps
Variable investment income (“VII”) (included in net investment income) (1)	$55	$63	$26	$55	$—	$55	$144	$53	$91
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.96%	4.96%	4.85%	4.98%	4.92%	4 bps	4.92%	4.95%	(3) bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Investments Net of Funds Withheld

	September 30, 2026
	Total Investments	Funds Withheld	Assets Excluding Funds Withheld
Fixed maturity securities, available-for-sale	$107,757	$6,628	$101,129
Equity securities	239	2	237
Mortgage loans	12,162	1,061	11,101
Policy loans	3,372	217	3,155
Funds withheld at interest	7,870	1,307	6,563
Limited partnerships and real estate joint ventures	4,427	159	4,268
Short-term investments	393	2	391
Other invested assets	1,547	142	1,405
Total invested assets	$137,767	$9,518	$128,249

	December 31, 2025
	Total Investments	Funds Withheld	Assets Excluding Funds Withheld
Fixed maturity securities, available-for-sale	$101,769	$4,033	$97,736
Equity securities	311	2	309
Mortgage loans	11,104	821	10,283
Policy loans	3,541	—	3,541
Funds withheld at interest	8,149	1,360	6,789
Limited partnerships and real estate joint ventures	3,747	88	3,659
Short-term investments	346	9	337
Other invested assets	1,514	—	1,514
Total invested assets	$130,481	$6,313	$124,168

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	September 30, 2026
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$83,446	$195	$240	$8,764	$74,727	69.4%
Canadian government	4,794	—	155	281	4,668	4.3%
Japanese government	9,230	—	—	2,588	6,642	6.2%
Korean government	1,521	—	—	324	1,197	1.1%
ABS	8,193	21	37	294	7,915	7.4%
CMBS	2,609	—	9	100	2,518	2.3%
RMBS	2,030	—	6	154	1,882	1.7%
U.S. government	2,545	—	1	342	2,204	2.0%
State and political subdivisions	753	—	—	128	625	0.6%
Other foreign government	6,005	—	16	642	5,379	5.0%
Total fixed maturity securities	$121,126	$216	$464	$13,617	$107,757	100.0%

	December 31, 2025
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$72,736	$189	$1,142	$3,952	$69,737	68.5%
Canadian government	4,920	—	286	106	5,100	5.1%
Japanese government	6,516	—	1	1,816	4,701	4.6%
Korean government	1,407	—	1	96	1,312	1.3%
ABS	7,478	21	69	157	7,369	7.2%
CMBS	2,179	—	35	52	2,162	2.1%
RMBS	1,615	—	26	72	1,569	1.5%
U.S. government	3,508	—	27	248	3,287	3.3%
State and political subdivisions	737	—	2	79	660	0.6%
Other foreign government	6,168	—	83	379	5,872	5.8%
Total fixed maturity securities	$107,264	$210	$1,672	$6,957	$101,769	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	September 30, 2026				December 31, 2025
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$9,411	$8,796	11.8%	A-	$8,426	$8,352	12.0%	A-
Brokerage/asset managers/exchanges	2,188	1,929	2.6%	A-	1,835	1,738	2.5%	A-
Finance companies	1,743	1,660	2.2%	BBB+	1,132	1,114	1.6%	BBB+
Insurance	7,693	6,685	8.9%	A-	6,319	5,899	8.5%	A-
REITs	2,145	1,899	2.5%	A-	2,025	1,934	2.7%	A-
Other finance	1,833	1,581	2.1%	BBB+	1,630	1,452	2.1%	A-
Total financial institutions	$25,013	$22,550	30.1%		$21,367	$20,489	29.4%
Industrials
Basic	$3,097	$2,757	3.7%	BBB+	$3,033	$2,899	4.2%	BBB
Capital goods	3,980	3,614	4.8%	BBB+	3,598	3,463	5.0%	BBB+
Communications	4,762	4,085	5.5%	BBB+	4,523	4,276	6.1%	BBB+
Consumer cyclical	4,446	4,000	5.4%	BBB+	4,116	3,987	5.7%	BBB+
Consumer noncyclical	9,742	8,662	11.6%	BBB+	8,880	8,501	12.2%	BBB+
Energy	8,028	7,428	9.9%	BBB+	6,282	6,179	8.9%	BBB+
Technology	4,065	3,567	4.8%	A-	3,202	3,013	4.3%	BBB+
Transportation	4,110	3,667	4.9%	A-	4,088	3,904	5.6%	A-
Other industrial	1,993	1,867	2.5%	BB+	1,659	1,617	2.3%	BBB
Total industrials	$44,223	$39,647	53.1%		$39,381	$37,839	54.3%
Utilities
Electric	$11,838	$10,468	14.0%	A-	$9,710	$9,279	13.3%	A-
Natural gas	1,797	1,570	2.1%	A-	1,639	1,544	2.2%	A-
Other utility	575	492	0.7%	BBB+	639	586	0.8%	BBB+
Total utilities	$14,210	$12,530	16.8%		$11,988	$11,409	16.3%
Total	$83,446	$74,727	100.0%	A-	$72,736	$69,737	100.0%	A-

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		September 30, 2026			June 30, 2026			March 31, 2026			December 31, 2025			September 30, 2025
NAIC Designation	Rating Agency Designation(1)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$79,903	$69,917	64.9%	$75,705	$70,051	64.1%	$75,437	$69,596	64.8%	$69,007	$64,571	63.4%	$67,158	$63,266	63.5%
2	BBB	35,174	32,081	29.8%	34,296	33,155	30.3%	33,252	31,702	29.5%	32,330	31,423	30.9%	31,446	30,627	30.8%
3	BB	2,680	2,579	2.4%	3,677	3,604	3.3%	4,436	4,371	4.1%	4,815	4,823	4.8%	4,753	4,719	4.7%
4	B	2,654	2,626	2.4%	2,040	2,043	1.9%	1,334	1,269	1.2%	714	632	0.6%	807	758	0.8%
5	CCC	405	299	0.3%	256	148	0.1%	187	126	0.1%	194	141	0.1%	139	74	0.1%
6	In or near default	30	19	—%	99	58	0.1%	124	72	0.1%	42	26	—%	30	19	—%
Unrated	Unrated	280	236	0.2%	235	211	0.2%	206	192	0.2%	162	153	0.2%	128	110	0.1%
	Total	$121,126	$107,757	100.0%	$116,308	$109,270	100.0%	$114,976	$107,328	100.0%	$107,264	$101,769	100.0%	$104,461	$99,573	100.0%

(1) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	September 30, 2026			June 30, 2026			March 31, 2026			December 31, 2025			September 30, 2025
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$2,288	$2,279	18.5%	$2,217	$2,214	19.5%	$2,462	$2,449	21.9%	$2,486	$2,481	22.4%	$2,711	$2,707	25.5%
ABS, excluding CLOs	5,905	5,636	45.8%	4,997	4,846	42.5%	4,974	4,832	43.3%	4,992	4,888	44.0%	4,290	4,165	39.3%
Total ABS	8,193	7,915	64.3%	7,214	7,060	62.0%	7,436	7,281	65.2%	7,478	7,369	66.4%	7,001	6,872	64.8%
CMBS	2,609	2,518	20.4%	2,515	2,478	21.8%	2,367	2,335	20.9%	2,179	2,162	19.5%	2,026	1,992	18.8%
RMBS
Agency	334	284	2.3%	343	305	2.7%	351	314	2.9%	359	324	2.9%	416	381	3.6%
Non-agency	1,696	1,598	13.0%	1,560	1,539	13.5%	1,248	1,229	11.0%	1,256	1,245	11.2%	1,377	1,359	12.8%
Total RMBS	2,030	1,882	15.3%	1,903	1,844	16.2%	1,599	1,543	13.9%	1,615	1,569	14.1%	1,793	1,740	16.4%
Total	$12,832	$12,315	100.0%	$11,632	$11,382	100.0%	$11,402	$11,159	100.0%	$11,272	$11,100	100.0%	$10,820	$10,604	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of September 30, 2026
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$43,408	$3,046	$21,002	$5,590	$64,410	$8,636
Canadian government	2,310	154	533	127	2,843	281
Japanese government	2,680	229	3,897	2,359	6,577	2,588
Korean government	306	31	866	293	1,172	324
ABS	3,811	88	1,129	159	4,940	247
CMBS	1,600	52	533	46	2,133	98
RMBS	1,304	56	480	98	1,784	154
U.S. government	1,655	47	436	295	2,091	342
State and political subdivisions	242	22	359	106	601	128
Other foreign government	2,916	170	1,781	472	4,697	642
Total investment grade securities	$60,232	$3,895	$31,016	$9,545	$91,248	$13,440

Below investment grade securities:
Corporate	$1,148	$44	$351	$77	$1,499	$121
ABS	333	44	21	1	354	45
Other foreign government	—	—	—	—	—	—
Total below investment grade securities	$1,481	$88	$372	$78	$1,853	$166
Total fixed maturity securities	$61,713	$3,983	$31,388	$9,623	$93,101	$13,606

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2025
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$10,591	$255	$22,666	$3,635	$33,257	$3,890
Canadian government	1,096	34	426	72	1,522	106
Japanese government	1,274	209	3,351	1,607	4,625	1,816
Korean government	1,145	92	78	4	1,223	96
ABS	2,324	15	1,149	141	3,473	156
CMBS	—	—	705	50	705	50
RMBS	—	—	562	72	562	72
U.S. government	406	1	542	247	948	248
State and political subdivisions	73	1	451	78	524	79
Other foreign government	1,382	26	1,901	350	3,283	376
Total investment grade securities	$18,291	$633	$31,831	$6,256	$50,122	$6,889

Below investment grade securities:
Corporate	$652	$25	$258	$31	$910	$56
ABS	19	1	—	—	19	1
Other foreign government	—	—	13	3	13	3
Total below investment grade securities	$671	$26	$271	$34	$942	$60
Total fixed maturity securities	$18,962	$659	$32,102	$6,290	$51,064	$6,949

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$30	$(14)	$(22)	$(49)	$(28)	$58	$(6)	$(63)	$57
Impairments on fixed maturity securities	(45)	—	(1)	—	(1)	(44)	(46)	(3)	(43)
Realized gains on investment activity	30	36	59	48	96	(66)	125	162	(37)
Realized losses on investment activity	(132)	(124)	(165)	(118)	(65)	(67)	(421)	(217)	(204)
Net gains (losses) on fixed maturity securities available-for-sale	(117)	(102)	(129)	(119)	2	(119)	(348)	(121)	(227)

Net gains (losses) on equity securities	(8)	(3)	(14)	1	5	(13)	(25)	7	(32)
Change in mortgage loan allowance for credit losses	(15)	(12)	2	(4)	(6)	(9)	(25)	(20)	(5)
Limited partnerships and real estate joint venture impairment losses	(42)	(7)	(22)	(19)	(1)	(41)	(71)	(22)	(49)
Change in fair value of certain limited partnership investments	15	(42)	6	(8)	9	6	(21)	8	(29)
Other change in allowance for credit losses and impairments	1	(3)	—	2	1	—	(2)	(3)	1
Other, net	6	6	—	8	4	2	12	2	10
Freestanding derivatives (1):
Interest rate swaps	4	(2)	6	(5)	1	3	8	6	2
Interest rate options	(1)	—	—	(1)	(2)	1	(1)	(3)	2
Total return swaps	(36)	3	(6)	(2)	16	(52)	(39)	16	(55)
Foreign currency swaps	(2)	6	1	7	6	(8)	5	1	4
Foreign currency forwards	15	(38)	(25)	(54)	(40)	55	(48)	22	(70)
Foreign currency options	—	(2)	(1)	(2)	(2)	2	(3)	(5)	2
Equity options	14	82	(28)	17	30	(16)	68	35	33
Equity futures	1	(25)	6	(3)	(13)	14	(18)	(25)	7
Credit default swaps	(28)	69	(17)	21	33	(61)	24	36	(12)
Credit default index swaps options	(1)	(2)	—	(1)	—	(1)	(3)	—	(3)
CPI swaps	5	(3)	7	—	3	2	9	(3)	12
Total freestanding derivatives	(29)	88	(57)	(23)	32	(61)	2	80	(78)
Embedded derivatives	104	(1)	44	27	(33)	137	147	(41)	188
Net gains (losses) on total derivatives	75	87	(13)	4	(1)	76	149	39	110

Total investment related gains (losses), net	$(85)	$(76)	$(170)	$(135)	$13	$(98)	$(331)	$(110)	$(221)

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
U.S. and Latin America Traditional
Income before income taxes	$198	$183	$139	$201	$123	$75	$520	$301	$219
Investment and derivative gains (1)	1	1	—	3	—	1	2	—	2
Funds withheld losses - investment income	—	—	—	—	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	(23)	(19)	(1)	18	13	(36)	(43)	(21)	(22)
Other	—	—	—	—	—	—	—	—	—
Adjusted operating income before income taxes	176	165	138	222	136	40	479	280	199
Less notable items (2)	13	—	—	—	39	(26)	13	39	(26)
Adjusted operating income excluding notable items, before income taxes	$163	$165	$138	$222	$97	$66	$466	$241	$225

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$269	$131	$191	$45	$37	$232	$591	$54	$537
Market risk benefits remeasurement (gains) losses	(26)	(26)	22	(3)	(1)	(25)	(30)	11	(41)
Investment and derivative (gains) losses (1)	40	27	(9)	82	15	25	58	93	(35)
Change in fair value of funds withheld embedded derivatives (1)	(177)	31	(86)	(25)	38	(215)	(232)	80	(312)
Funds withheld (gains) losses - investment income	(3)	(6)	(3)	(2)	(2)	(1)	(12)	(6)	(6)
Derivatives - interest credited	4	—	3	2	1	3	7	11	(4)
Other (3)	12	(3)	—	4	12	—	9	21	(12)
Adjusted operating income before income taxes	119	154	118	103	100	19	391	264	127
Less notable items (2)	(8)	—	—	—	—	(8)	(8)	—	(8)
Adjusted operating income excluding notable items, before income taxes	$127	$154	$118	$103	$100	$27	$399	$264	$135

Canada Traditional
Income before income taxes	$63	$37	$37	$53	$41	$22	$137	$98	$39
Investment and derivative (gains) losses (1)	—	1	1	1	—	—	2	—	2
Investment income - non-operating funds withheld at interest	—	—	—	—	2	(2)	—	3	(3)
Other	—	—	—	—	—	—	—	2	(2)
Adjusted operating income before income taxes	63	38	38	54	43	20	139	103	36
Less notable items (2)	22	—	—	—	9	13	22	9	13
Adjusted operating income excluding notable items, before income taxes	$41	$38	$38	$54	$34	$7	$117	$94	$23

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change

Canada Financial Solutions
Income before income taxes	$17	$18	$10	$11	$11	$6	$45	$32	$13
Investment and derivative (gains) losses (1)	—	—	—	(1)	(4)	4	—	(5)	5
Adjusted operating income before income taxes	17	18	10	10	7	10	45	27	18
Less notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$17	$18	$10	$10	$7	$10	$45	$27	$18

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$28	$42	$60	$18	$(190)	$218	$130	$(124)	$254
Investment and derivative losses (1)	(10)	—	(6)	—	—	(10)	(16)	—	$(16)
Other	3	(3)	—	—	(2)	5	—	—	—
Adjusted operating income (loss) before income taxes	21	39	54	18	(192)	213	114	(124)	238
Less notable items (2)	(31)	—	—	—	(222)	191	(31)	(222)	191
Adjusted operating income (loss) excluding notable items, before income taxes	$52	$39	$54	$18	$30	$22	$145	$98	$47

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$74	$149	$95	$133	$132	$(58)	$318	$315	$3
Investment and derivative losses (1)	(3)	6	(9)	10	7	(10)	(6)	29	(35)
Change in fair value of funds withheld embedded derivatives (1)	78	(38)	43	(20)	(18)	96	83	(18)	101
Investment income - non-operating funds withheld at interest	2	16	(1)	—	19	(17)	17	20	(3)
Investment (income) loss on unit-linked variable annuities	—	—	1	(1)	1	(1)	1	1	—
Interest credited on unit-linked variable annuities	—	—	(1)	1	(1)	1	(1)	(1)	—
Adjusted operating income before income taxes	151	133	128	123	140	11	412	346	66
Less notable items (2)	—	—	—	—	24	(24)	—	24	(24)
Adjusted operating income excluding notable items, before income taxes	$151	$133	$128	$123	$116	$35	$412	$322	$90

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Prior Year	Sept. 30,	Sept. 30,
	2026	2026	2026	2025	2025	Quarter	2026	2025	Change
Asia Pacific Traditional
Income before income taxes	$120	$123	$125	$118	$140	$(20)	$368	$348	$20
Investment and derivative (gains) losses (1)	(1)	7	—	—	—	(1)	6	—	6
Other	—	(1)	—	(1)	(2)	2	(1)	—	(1)
Adjusted operating income before income taxes	119	129	125	117	138	(19)	373	348	25
Less notable items (2)	8	—	—	—	1	7	8	1	7
Adjusted operating income excluding notable items, before income taxes	$111	$129	$125	$117	$137	$(26)	$365	$347	$18

Asia Pacific Financial Solutions
Income (loss) before income taxes	$40	$132	$16	$53	$87	$(47)	$188	$207	$(19)
Investment and derivative (gains) losses (1)	29	(29)	56	54	(8)	37	56	(4)	60
Change in fair value of funds withheld embedded derivatives (1)	18	27	—	—	—	18	45	—	45
Other	5	(10)	(7)	(20)	(8)	13	(12)	4	(16)
Adjusted operating income before income taxes	92	120	65	87	71	21	277	207	70
Less notable items (2)	(4)	—	—	—	—	(4)	(4)	—	(4)
Adjusted operating income excluding notable items, before income taxes	$96	$120	$65	$87	$71	$25	$281	$207	$74

Corporate and Other
Loss before income taxes	$(185)	$(210)	$(232)	$(122)	$(61)	$(124)	$(627)	$(201)	$(426)
Investment and derivative losses (1)	166	168	165	48	(11)	177	499	34	465
Investment income - non-operating funds withheld at interest	—	—	—	—	—	—	—	—	—
Interest expense on uncertain tax positions	—	—	1	—	—	—	1	—	1
Derivatives - interest credited	—	—	—	—	—	—	—	2	(2)
Other	(3)	7	1	16	14	(17)	5	5	—
Adjusted operating loss before income taxes	(22)	(35)	(65)	(58)	(58)	36	(122)	(160)	38
Less notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(22)	$(35)	$(65)	$(58)	$(58)	$36	$(122)	$(160)	$38

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions related to the Company’s long-duration and other insurance business.

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2026	2026	2026	2025	2025

RGA, Inc. shareholders’ equity	$11,636	$13,694	$13,294	$13,461	$12,978
Less effect of AOCI:
Accumulated currency translation adjustments	119	119	101	121	83
Unrealized (depreciation) appreciation of securities	(11,001)	(6,097)	(6,466)	(4,807)	(4,199)
Effect of updating discount rates on future policy benefits	10,839	8,328	8,680	7,372	6,682
Change in instrument-specific credit risk for market risk benefits	3	—	4	2	1
Pension and postretirement benefits	—	(2)	(5)	(6)	(15)
RGA, Inc. shareholders’ equity, excluding AOCI	11,676	11,346	10,980	10,779	10,426
Year-to-date notable items, net of tax	—	—	—	(114)	(114)
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$11,676	$11,346	$10,980	$10,893	$10,540

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2026	2026	2026	2025	2025

Book value per share	$178.89	$209.73	$202.93	$205.63	$197.52
Less effect of AOCI:
Accumulated currency translation adjustment	1.83	1.82	1.54	1.85	1.27
Unrealized (depreciation) appreciation of securities	(169.13)	(93.36)	(98.70)	(73.42)	(63.89)
Effect of updating discount rates on future policy benefits	166.65	127.54	132.50	112.61	101.69
Change in instrument-specific credit risk for market risk benefits	0.04	—	0.06	0.03	0.01
Pension and postretirement benefits	(0.01)	(0.04)	(0.07)	(0.10)	(0.23)
Book value per share, excluding AOCI	179.51	173.77	167.60	164.66	158.67
Less effect of B36:	0.92	(0.34)	(0.32)	(0.84)	(1.16)
Book value per share, excluding AOCI and B36	$178.59	$174.11	$167.92	$165.50	$159.83

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (the “Company”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of the Company and its subsidiaries.
Non-GAAP Financial Measures
The Company discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of the Company’s operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
•substantially all of the effect of net investment related gains and losses;
•changes in the fair value of embedded derivatives;
•changes in the fair value of contracts that provide market risk benefits;
•the Company’s non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within adjusted claims and other policy benefits over the estimated lives of the contracts);
•any net gain or loss from discontinued operations;
•the cumulative effect of any accounting changes;
•the impact of certain tax-related items; and
•any other items that the Company believes are not indicative of the Company’s ongoing operations;

as any of the above items can be volatile and may not reflect the underlying performance of the Company’s businesses. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

Adjusted operating income (loss) before income taxes, when presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and is presented in our financial statement footnotes in our periodic reports in accordance with ASC 280 – “Segment Reporting.” Adjusted operating income (loss) before income taxes, when presented on a consolidated basis, is a non-GAAP financial measure.

2. Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items, and adjusted operating income per diluted share, excluding notable items. Notable items are items that the Company believes may not be indicative of its ongoing operating performance, which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company’s assumption reviews.
3. Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4.    Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on the Company’s investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:

•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items;
•Shareholders’ average equity position excluding AOCI, B36 and notable items; and
•Book value per share, excluding AOCI and B36;

5. Adjusted operating return on equity and adjusted operating return on equity, excluding notable items. Adjusted operating return on equity is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI, and adjusted operating return on equity, excluding notable items, is calculated as adjusted operating income, excluding notable items, divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:
•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document. Except as otherwise noted herein, the non-GAAP figures and reconciliations presented herein reflect the Company’s adoption of the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments (“LDTI”). For additional information regarding the Company’s adoption of LDTI, see Note 1 – “Business and Basis of Presentation” and Note 3 – “Impact of New Accounting Standard” in the notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company is unable to provide reconciliations of the intermediate term targets of consolidated adjusted operating income (loss) before taxes, adjusted operating income (loss) before taxes, excluding notable items (on both a segment-level and consolidated basis), consolidated adjusted operating ROE, respectively, which are forward-looking non-GAAP financial measures, due to, among other things, the fact that these targets are a composite of our goals for future results, the inherent difficulty in forecasting generally, and the difficulty of quantifying accurate forecasts of the numerous components comprising these calculations that would be necessary to provide any such reconciliations. In addition, actual performance in future periods may vary from the intermediate term target ranges for a variety of reasons, including known and unknown risk and uncertainties.

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